UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 14, 2017

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

The information set forth below in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 14, 2017, Tenet Healthcare Corporation, a Nevada corporation (“Tenet”), issued $830 million in aggregate principal amount of 4.625% senior secured first lien notes due 2024 (the “Tenet Secured First Lien Notes”) and THC Escrow Corporation III (“THC Escrow Corp.”), a Delaware corporation, issued $1.040 billion in aggregate principal amount of 4.625% senior secured first lien notes due 2024 (the “THC Escrow Secured First Lien Notes”), $1.410 billion in aggregate principal amount of 5.125% senior secured second lien notes due 2025 (the “Secured Second Lien Notes”) and $500 million in aggregate principal amount of 7.00% senior unsecured notes due 2025 (the “Unsecured Notes” and, together with the THC Escrow Secured First Lien Notes and the Secured Second Lien Notes, the “THC Escrow Notes;” the THC Escrow Notes and the Tenet Secured First Lien Notes are collectively referred to as the “Notes”). THC Escrow Corp. was established to issue the THC Escrow Notes.

The Tenet Secured First Lien Notes were issued pursuant to an indenture, dated November 6, 2001, between Tenet and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (the “Trustee”), as supplemented by a supplemental indenture (collectively, the “Tenet Secured First Lien Indenture”), among Tenet, the guarantors party thereto, and the Trustee, dated June 14, 2017. The THC Escrow Secured First Lien Notes were issued pursuant to an indenture, dated June 14, 2017, between THC Escrow Corp. and the Trustee (the “THC Secured First Lien Indenture”). The Secured Second Lien Notes were issued pursuant to an indenture, dated June 14, 2017, between THC Escrow Corp. and the Trustee (the “Secured Second Lien Indenture”). The Unsecured Notes were issued pursuant to an indenture, dated June 14, 2017, between THC Escrow Corp. and the Trustee (the “Unsecured Indenture” and, together with the Tenet Secured First Lien Indenture, the THC Secured First Lien Indenture and the Secured Second Lien Indenture, the “Indentures”).

On June 14, 2017, Tenet deposited with the Trustee an amount sufficient to fund the redemption of $900 million aggregate principal amount of its outstanding Floating Rate Senior Secured Notes due 2020 (the “2020 Floating Rate Notes”) on July 14, 2017, thereby fully discharging the 2020 Floating Rate Notes as of June 14, 2017. Tenet intends to use the remaining net proceeds of the sale of the Notes, after payment of fees and expenses, to fund the redemption of $500 million aggregate principal amount of its outstanding 8% Senior Notes due 2020 (the “2020 8% Notes”), $1.100 billion aggregate principal amount of its outstanding 5% Senior Notes due 2019 (the “2019 Notes”), and $1.041 billion aggregate principal amount of its outstanding 6.25% Senior Notes due 2018 (the “2018 Notes”) and, to the extent any proceeds remain thereafter, for general corporate purposes.

Upon the redemption of each of the 2020 Floating Rate Notes, the 2019 Notes and the 2018 Notes (collectively, the “First Redemption”), (i) Tenet shall assume the obligations of the Secured Second Lien Notes and the Secured Second Lien Indenture, and (ii) all of the THC Escrow Secured First Lien Notes will be subject to a mandatory exchange (the “Secured First Lien Notes Exchange”) for a like principal amount of newly issued Tenet Secured First Lien Notes (the “Additional Tenet Secured First Lien Notes”). Upon the redemption of the 2020 8% Notes (the “Second Redemption”), Tenet shall assume the obligations of the Unsecured Notes and the Unsecured Indenture. The First Redemption will occur on July 14, 2017 and the Second Redemption will occur on August 1, 2017. Prior to the assumption and exchange transactions described above, the obligations under the THC Escrow Notes will be solely the obligations of THC Escrow Corp.

If the First Redemption does not occur on or prior to July 19, 2017, the Tenet Secured First Lien Notes, the THC Escrow Secured First Lien Notes and the Secured Second Lien Notes will be subject to a special mandatory redemption on the third business day following July 19, 2017 (the “Secured Notes Special Mandatory Redemption Date”) at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest thereon to but excluding the Secured Notes Special Mandatory Redemption Date. If the Second Redemption does not occur on or prior to August 4, 2017, the Unsecured Notes will be subject to a special mandatory redemption on the third business day following August 4, 2017 (the “Unsecured Notes Special Mandatory Redemption Date”) at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest thereon to but excluding the Unsecured Notes Special Mandatory Redemption Date.

The Indentures contain covenants that, among other things, restrict Tenet’s ability and the ability of its subsidiaries to: incur liens; provide subsidiary guarantees; consummate asset sales; enter into sale and lease-back transactions; or consolidate, merge or sell all or substantially all of their assets, other than in certain transactions between one or more of Tenet’s wholly owned subsidiaries and Tenet. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on Tenet’s ability or the ability of its subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities).

The Indentures also provide that the Notes may become subject to redemption under certain circumstances, including a change of control (as defined in the Indentures) of Tenet. Prior to July 15, 2020, Tenet may, at its option, redeem the Tenet Secured First Lien Notes (including, following the Secured First Lien Notes Exchange, the Additional Tenet Secured First Lien Notes) in whole or in part, at a redemption price equal to 100% of the principal amount of the Tenet Secured First Lien Notes being redeemed plus the applicable make-whole premium set forth in the Tenet Secured First Lien Indenture, together with accrued and unpaid interest. On and after July 15, 2020, Tenet may, at its option, redeem the Tenet Secured First Lien Notes in whole or in part, at certain redemption prices (expressed as percentages of the principal amount thereof) set forth in the Tenet Secured First Lien Indenture, together with accrued and unpaid interest. Following Tenet’s assumption of the Secured Second Lien Notes and prior to May 1, 2020, Tenet may, at its option, redeem the Secured Second Lien Notes in whole or in part, at a redemption price equal to 100% of the principal amount of the Secured Second Lien Notes being redeemed plus the applicable make-whole premium set forth in the Secured Second Lien Indenture, together with accrued and unpaid interest. On and after May 1, 2020, Tenet may, at its option, redeem the Secured Second Lien Notes in whole or in part, at certain redemption prices (expressed as percentages of the principal amount thereof) set forth in the Secured Second Lien Indenture, together with accrued and unpaid interest. Following Tenet’s assumption of the Unsecured Notes and prior to August 1, 2020, Tenet may, at its option, redeem the Unsecured Notes in whole or in part, at a redemption price equal to 100% of the principal amount of the Unsecured Notes being redeemed plus the applicable make-whole premium set forth in the Unsecured Indenture, together with accrued and unpaid interest. On and after August 1, 2020, Tenet may, at its option, redeem the Unsecured Notes in whole or in part, at certain redemption prices (expressed as percentages of the principal amount thereof) set forth in of the Unsecured Indenture, together with accrued and unpaid interest.

In connection with the issuance of the Tenet Secured First Lien Notes, Tenet also entered into an Exchange and Registration Rights Agreement, dated as of June 14, 2017 (the “Registration Rights Agreement”), with Barclays Capital Inc. as representative of the other initial purchasers of the Tenet Secured First Lien Notes named therein. Pursuant to the Registration Rights Agreement, in certain circumstances, Tenet has agreed to use commercially reasonable efforts to register the Tenet Secured First Lien Notes with the Securities and Exchange Commission if the Tenet Secured First Lien Notes have not become freely tradable (as defined in the agreement) on or before the 380th day following the date hereof. Upon Tenet’s assumption of the Secured Second Lien Notes and the Unsecured Notes, Tenet and Barclays Capital Inc. as representative of the other initial purchasers of the Secured Second Lien Notes and the Unsecured Notes will enter into an exchange and registration rights agreement with respect to the Secured Second Lien Notes and the Unsecured Notes on substantially the same terms as the Registration Rights Agreement.

The foregoing is a summary and is qualified by reference to the Tenet Secured First Lien Indenture, the THC Secured First Lien Indenture, the Secured Second Lien Indenture, the Unsecured Indenture and the Registration Rights Agreement, which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 10.1, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On June 14, 2017, Tenet issued notices of redemption to the holders of $900 million aggregate principal amount of the 2020 Floating Rate Notes, $500 million aggregate principal amount of the 2020 8% Notes, $1.100 billion aggregate principal amount of the 2019 Notes, and $1.041 billion aggregate principal amount of the 2018 Notes. The 2019 Notes and the 2018 Notes will be redeemed on July 14, 2017. The 2020 8% Notes will be redeemed on August 1, 2017. As described in Item 2.03 above, on June 14, 2017 Tenet deposited with the Trustee an amount sufficient to fund the redemption of all of its outstanding 2020 Floating Rate Notes on July 14, 2017, thereby fully discharging the 2020 Floating Rate Notes.

Item 9.01 Financial Statements and Exhibits.

(a)	The following exhibits are filed as a part of this Report.

Exhibit No.	Description
4.1	Indenture dated as of November 6, 2001, between Tenet and the Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Tenet’s Current Report on Form 8-K, dated November 6, 2001 and filed November 9, 2001).

4.2	Twenty-Ninth Supplemental Indenture dated as of June 14, 2017, among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A.

4.3	Senior Secured First Lien Notes Indenture dated as of June 14, 2017, between THC Escrow Corp. and the Bank of New York Mellon Trust Company, N.A.

4.4	Senior Secured Second Lien Notes Indenture dated as of June 14, 2017, between THC Escrow Corp. and the Bank of New York Mellon Trust Company, N.A.

4.5	Unsecured Notes Indenture dated as of June 14, 2017, between THC Escrow Corp. and the Bank of New York Mellon Trust Company, N.A.

10.1	Exchange and Registration Rights Agreement dated as of June 14, 2017, among Tenet, certain of its subsidiaries and Barclays Capital Inc. as representative of the other initial purchasers of the Notes named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: June 16, 2017

	By:	/s/ Paul A. Castanon
		Name:	Paul A. Castanon
		Title:	Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated as of November 6, 2001, between Tenet and the Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Tenet’s Current Report on Form 8-K, dated November 6, 2001 and filed November 9, 2001).

4.2	Twenty-Ninth Supplemental Indenture dated as of June 14, 2017, among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A.

4.3	Senior Secured First Lien Notes Indenture dated as of June 14, 2017, between THC Escrow Corp. and the Bank of New York Mellon Trust Company, N.A.

4.4	Senior Secured Second Lien Notes Indenture dated as of June 14, 2017, between THC Escrow Corp. and the Bank of New York Mellon Trust Company, N.A.

4.5	Unsecured Notes Indenture dated as of June 14, 2017, between THC Escrow Corp. and the Bank of New York Mellon Trust Company, N.A.

10.1	Exchange and Registration Rights Agreement dated as of June 14, 2017, among Tenet, certain of its subsidiaries and Barclays Capital Inc. as representative of the other initial purchasers of the Notes named therein.